                                                                   EXHIBIT 10.49


                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of April 30, 1996, by and among Donna Pratt, M.D., Charles E. Miller, M.D., Vishvanath C. Karande, M.D. (the "Stockholders") and GynCor, Inc., a Delaware corporation (the "Company").

     WHEREAS, the Stockholders are owners of common stock, par value $.0001 per share, of the Company (the "Common Stock");

     WHEREAS, at the request of the Company, each of the Stockholders has amended certain of such person's employment agreements with the Company and/or affiliates which in some cases may result in a requirement to recognize a taxable gain; and

     WHEREAS, in consideration of each of the Stockholders agreeing to amend certain agreements with the Company, the Company has agreed to provide each Stockholder with the ability to register a limited number of such person's shares of Common Stock in the Company's proposed initial public offering of its Common Stock on the terms and conditions set forth herein.

     NOW, THEREFORE, upon the premises and the mutual promises herein contained, and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

     1. CERTAIN DEFINITIONS. As used in this Agreement the following initially capitalized terms shall have the following meanings:

     Registrable Shares:  As defined in Section 2.1 of this Agreement.

     Registration Expenses:  As defined in Section 2.5 of this Agreement.

     Rule 144: Rule 144 promulgated under the Securities Act, or any successor rule to similar effect.

     SEC:  The United States Securities and Exchange Commission.

     Securities Act: The Securities Act of 1933, as amended, or any successor statute.

     Securities Exchange Act: The Securities Exchange Act of 1934, as amended, or any successor statute.


     Termination Date: The date which is the earlier of the fifth anniversary of the date hereof and the date the Stockholders no longer hold any Registrable Shares.

     2.  REGISTRATION UNDER SECURITIES ACT.

     2.1 INCIDENTAL REGISTRATION.

     (a) Right to Include the Registrable Shares. If the Company, at any time before the Termination Date, registers shares of Common Stock under the Securities Act by registration on Form S-1 in connection with an initial public offering ("Registered Offering"), the Stockholders shall be entitled to register up to the following number of shares of Common Stock held by such Stockholder ("Registrable Shares") in the Registered Offering:

                                                        Registrable
     Stockholder                                        Shares
     -----------                                        -----------
     Donna Pratt, M.D. ................................  50,000
     Charles E. Miller, M.D. .......................... 100,000
     Vishvanath C. Karande, M.D. ...................... 115,000


provided, however, that any such securities shall cease to be Registrable Shares with respect to a proposed offer or sale thereof (i) when a registration statement with respect to the sale of all of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with the plan of distribution set forth in such registration statement or (ii) they shall have ceased to be outstanding.

     Each Stockholder's signing of this Agreement shall constitute such person's written request to register the number of shares of Common Stock set forth opposite his or her name above, subject to the priorities set forth in
Section 2.1(b) below. If the Company thereafter determines for any reason not to register or to delay registration of shares of its common stock, the Company may, at its election, give written notice of such determination to each Stockholder participating in such registration and, thereupon, (i) in the case of a determination not to register, shall be relieved of the obligation to register such Registrable Shares in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay registration, shall be permitted to delay registering any Registrable Shares, for the same period as the delay in registration of such other securities. The Company will pay all Registration Expenses in connection with registration of Registrable Shares requested pursuant to this Section 2.1.

     (b) Priority in Registration Rights in Connection with Registered Offering. If the managing underwriter(s) of the Registered Offering advise the Company (or the other stockholders participating therein) in writing that in their good faith opinion such offering would be adversely affected by the inclusion therein of the total number of Registrable Shares requested to be included therein by a Stockholder participating in such registration under this Agreement, the Company shall include in such registration: (1) first, all securities the Company proposes to sell for its own account, and (2) the securities requested to be registered by the Stockholders and other stockholders entitled to participate in the registration, drawn from them pro rata based on the number each has requested to be included in such registration. In the event that a

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

Stockholder's Registrable Shares are reduced under this Section and thereafter such Stockholder is obligated to pay any federal or state income taxes with respect to the exercise in 1996 of any options to purchase shares of Common Stock prior to the effective date of the Registered Offering (the "Exercised Options"), the Company agrees that it will make a loan to such Stockholder, on a timely basis prior to such tax obligations becoming due and payable, of an amount equal to the difference, if any, of (i) the sum of such tax obligations plus any other amounts due and owing with respect to the Exercised Options, minus (ii) the net proceeds of the sale of the Registrable Shares of the Stockholder sold in the Registered Offering, if any. The specific terms of the loan described above will be mutually agreed upon by the parties, provided, however, the interest rate for the loan shall be comparable to other loans made by the Company for similar purposes.

     2.2 REGISTRATION PROCEDURES.

         (a) If permitted by applicable law and regulation, the Company, at the request of the Stockholders when their Registrable Shares are included in any registration statement filed by the Company, shall file such amendments and/or supplements to such registration statement, and, subject to Section 2.1, agrees to take such other steps as may be required to maintain such registration statement in effect, and to keep the information therein current, until the earlier of the sale of all of the shares included in the registration or the expiration of forty-five (45) days from the effective date thereof. In connection with any registration statement referred to in this Section 2, the Company shall furnish to the Stockholders, when their Registrable Shares are included therein (or to any broker or other person at their request), a reasonable number of copies of such registration statement, each amendment and supplement thereto and each document included therein, and such number of copies of the then current prospectus included therein as they may from time to time reasonably request.

         (b) In connection with any registration statement referred to in this
Section 2, each prospective selling Stockholder shall furnish to the Company in writing such information relating to such Stockholder as the Company may reasonably request in connection with the preparation of such registration statement and each such Stockholder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information it has previously furnished to the Company or of the happening of any event, in either case as a result of which any prospectus relating to such registration contains an untrue statement of a material fact regarding such Stockholder or the distribution of such Registrable Shares or omits to state any material fact regarding such Stockholder or the distribution of such Registrable Shares required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances then existing, and to promptly furnish to the Company any additional information required to correct and update any previously furnished information or required such that such prospectus shall not contain, with respect to such Stockholder or the distribution of such Registrable Shares, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.


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


     (c) The Company's obligations under this Section 2 to a Stockholder shall be conditioned upon that Stockholder and any underwriter participating in such Registered Offering executing and delivering to the Company appropriate agreements, if necessary in the opinion of counsel to the Company, in form reasonably satisfactory to counsel for the Company, that such person will comply with all anti-stabilization, manipulation, and similar provisions of
Section 10 of the Securities Exchange Act and any rules promulgated thereunder and will furnish to the Company information about sales made in such Registered Offering.

     (d) The Company shall, at the Company's expense, use its best efforts to cause all of the Registrable Shares included in a registration statement referred to herein to be qualified under the securities or blue sky laws of such reasonable number of jurisdictions as the Stockholders or the managing underwriter named therein, may designate, and the Company will use its best efforts to continue such qualification in effect so long as may be necessary to comply with all applicable laws regulating sales of securities, provided, however that in connection with the foregoing, the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.2(d) or subject itself to tax in any such jurisdiction, or (ii) consent to general service of process in any such jurisdiction.

     (e) In connection with any registration statement referred to in this
Section 2 the Company will promptly advise the Stockholders, when their Registrable Shares are included therein, (i) when the registration statement has become effective, (ii) when any post-effective amendment to the registration statement becomes effective, and (iii) of any request by the SEC for any amendment or supplement to the registration statement or prospectus or for additional information. If at any time the SEC should institute or threaten to institute any proceeding for the purposes of issuing, or should issue, a stop order suspending the effectiveness of the registration statement, the Company will promptly notify the Stockholders when their Registrable Shares are included in such registration statement, and will use its best efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible; and the Company will advise the Stockholders promptly of any order or communication of any public board or body addressed to the Company suspending or threatening to suspend the qualification of any shares of the Common Stock of the Company for sale in any jurisdiction.

     (f) If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 2.1 and such securities are to be distributed by or through one or more underwriters, the Company shall have the right to select the underwriter(s) and the Stockholders participating in the Registered Offering shall be party to the underwriting agreement between the Company and such underwriters and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Stockholders participating in the registration. Except as provided in the following sentence, each Stockholder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding himself or herself, his or her Registrable Shares and the intended method of distribution and any other

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


representation required by law. In addition, each Stockholder shall enter into and perform his or her obligations pursuant to any underwriting agreement to be entered into with respect to a Registered Offering that includes such person's Registrable Shares.

     2.3 INDEMNIFICATION.

         (a) By the Company. In connection with each registration of Registrable Shares pursuant to this Section 2, the Company agrees to indemnify and hold harmless each holder of Registrable Shares and its control persons (as within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act), officers, employees and agents and each and all of them, from and against any and all losses, claims, damages, liabilities, costs or expenses (including reasonable attorneys' and accountants' fees) or actions, joint or several, to which they or any of them may become subject under the Securities Act or otherwise and to reimburse the persons indemnified as above to any reasonable legal or other expenses (including the cost of any investigation and preparation) incurred by them in connection with any litigation or threatened litigation, whether or not resulting in any liability ("Indemnified Damages"), arising out of, or based upon, any allegation of (x) any untrue statement of a material fact contained in the registration statement or in any application or other document executed by the Company in connection therewith or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify the Registrable Shares under the securities laws thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent such statement of fact or omission thereof is based on information furnished in writing by such Stockholder(s) or (y) the employment by the Company of any device, scheme or artifice to defraud, or the engaging by the Company in any act, practice or course of business which operated or would operate as a fraud or deceit, or any conspiracy with respect thereto, in which the Company shall participate, in connection with the issuance and sale of any of the Registrable Shares. The Company agrees to pay any reasonable legal and other expenses for which it is liable under this subsection 2.3(a) from time to time (but not more frequently than monthly) within thirty (30) days after its receipt of a bill therefor.

         (b) By Stockholders. Each Stockholder with Registrable Shares included in a registration statement pursuant to this Section 2 agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act, and each of its officers, directors, employees and agents and each underwriter, to the same extent as the foregoing indemnity from the Company to them, but with respect to clause (x) of such indemnity in each case to the extent, and only to the extent, that any statement in or omission from or alleged omission from the registration statement was made in reliance upon information furnished in writing to the Company by such holder specifically for use in connection with the preparation of the registration statement or the filing by the Company in any jurisdiction in order to register or qualify the Registrable Shares under the securities laws thereof and with respect to clause (y) of such indemnity in each case to the extent, and only to the extent, of the acts of such

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


Stockholder; provided, however, that such indemnity shall be limited to such Stockholder's proceeds from the sale of Registrable Shares in the Registered Offering. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such officer, director, employee, agents, underwriters or controlling persons and shall survive the transfer of such securities by the Stockholder to whom it relates.

     (c) Third Party Claims. If any action is brought against a person entitled to indemnification pursuant to the foregoing subsection 2.3(a) or (b) (an "indemnified party") in respect of which indemnity may be sought against a person granting indemnification (an "indemnifying party") pursuant to such subsections, such indemnified party shall promptly notify such indemnifying party in writing of the commencement thereof (provided the omission to so notify the indemnifying party of any such action shall not release the indemnifying party from any liability it may have to such indemnified party except to the extent such failure shall have actually and materially prejudiced the indemnifying party as a result thereof). In case any such action is brought against an indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party against which a claim is to be made will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall reasonably conclude based upon advice of counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defenses and otherwise to participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by that indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 2.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. An indemnifying party shall not be liable for any settlement of any action or proceeding effected without its written consent. An indemnifying party shall not settle any action or proceeding on behalf of an indemnified party without such indemnified party's consent (unless such settlement involves only the payment of money damages where the indemnifying party will pay the full amount thereof).

     (d) Indemnification Payments. Except as otherwise provided in Section 2.3(a) the indemnification required by this Section 2.3 shall be made by periodic payments of the

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


amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

         (e) Contribution.  If the indemnification provided for in this Section
2.3 shall for any reason be held by a court to be unavailable to an indemnified party under subparagraph (a) or (b) hereof in respect of any Indemnified Damages, then, in lieu of the amount paid or payable under subparagraph (a) or
(b) hereof, the indemnified party and the indemnifying party under subparagraph
(a) or (b) hereof shall contribute to the aggregate Indemnified Damages, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party with respect to the statements or omissions which resulted in such Indemnified Damages, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Stockholders to contribute as provided in this subparagraph (e) are several in proportion to the relative value of their respective Registrable Shares covered by such registration statement and not joint. In addition, no person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such person's consent, which consent shall not be unreasonably withheld.

         (f) Other Rights; Liabilities. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the indemnified party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

     2.4 REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give each Stockholder participating in the registration and such Stockholder's counsel and accountants such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act.

     2.5 REGISTRATION EXPENSES.  In a registration of Registrable Shares under
Section 2.1, the Company will pay all Registration Expenses, including reasonable fees and expenses of separate counsel for the Stockholders participating in such registration, not to exceed $20,000 in the aggregate, but excluding the fees and expenses of any other person retained by the Stockholders. Registration Expenses include all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, including fees with respect to filings required to be made with the National Association of Securities Dealers, Inc., fees and expenses of compliance with securities or blue sky laws, including, without limitation, reasonable fees and disbursements of counsel for the underwriters, all word processing, duplicating and printing expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel of the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and

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


"cold comfort" letters required by or incident to such performance), underwriters fees and disbursements (excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Shares), securities acts liability insurance if the Company so desires, fees and expenses of other persons retained by the Company (all such expenses being herein called "Registration Expenses"). Except as otherwise provided above, the Company will also pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, rating agency fees and the fees and expenses of any person, including special experts, retained by the Company.

     3. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. The Company may not assign its obligations hereunder. The Stockholders may not assign their rights hereunder or otherwise provide to any third party the benefits granted to the Stockholders hereunder without the prior written consent of the Company, which consent may be granted or withheld at the Company's sole discretion.

     4. MISCELLANEOUS.

        (a) Severability. If any term or provision of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms and provisions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term or provision.

        (b) Further Assurances. Subject to the specific terms of this Agreement, each of the parties hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

        (c) Waivers, Etc. No failure or delay on the part of either party hereto (or the intended third party beneficiaries referred to herein) in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No modification or waiver of any provision of this Agreement nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.


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


     (d) Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. The section headings contained in this Agreement are solely for the purpose of reference, and shall not in any way affect the meaning or interpretation of this Agreement.

     (e) Counterparts. For the convenience of the parties, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall be one and the same instrument.

     (f) Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be validly given, made or served, if in writing and delivered personally, by facsimile or sent by registered mail, postage prepaid as follows:

     (i)  if to the Company, to:

                GynCor, Inc.
                750 North Orleans Street
                Chicago, IL  60610
                Attention:  Norbert Gleicher, M.D.
                Telecopy No. -  (312) 649-9655

          with a copy to:

                Katten Muchin & Zavis
                525 West Monroe Street
                Suite 1600
                Chicago, IL 60661-3693
                Attention:  Jeffrey R. Patt
                Telecopy No. - (312) 902-1061

    (ii) if to a Stockholder, to such Stockholder at the address or telecopy number reflected on the Company's corporate records.

Notice given by facsimile shall be deemed delivered on the business day after it is received by the recipient. Notice given by mail as set out above shall be deemed delivered five (5) calendar days after the date the same is mailed.

     (g) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

     (h) Amendments. This Agreement may be amended only by a written agreement signed by the Company and each Stockholder.


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


     IN WITNESS WHEREOF, the Company and the Stockholders have caused this Agreement to be duly executed as of the date first above written.



GYNCOR, INC.                            STOCKHOLDERS:


By:/s/ NORBERT GLEICHER, M.D.           /s/ DONNA PRATT, M.D.
   ----------------------------         -----------------------
       Norbert Gleicher, M.D.           Donna Pratt, M.D.
Its:   President


                                        /s/ CHARLES E. MILLER, M.D.
                                        ------------------------------
                                        Charles E. Miller, M.D.


                                        /s/ VISHVANATH C. KARANDE, M.D.
                                        ------------------------------
                                        Vishvanath C. Karande, M.D.


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